UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2 to
Form 8-K filed March 28, 2024

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 28, 2024, Avalo Therapeutics, Inc. (the “Company” or “Avalo”) filed a Current Report on Form 8-K (the “March 8-K”) disclosing, among other things, that the Company had completed its acquisition of AlmataBio, Inc. (“Almata”), pursuant to the agreement and plan of merger and reorganization (the “Merger Agreement”) between the Company and Almata. On June 3, 2024, the Company amended the March 8-K to file the financial statements required under Item 9.01 (“Amendment No. 1”, and collectively with the March 8-K, the “Original 8-K”).

This Amendment No. 2 to the Current Report on Form 8-K (this “Amendment No. 2”) amends the Original 8-K. This Amendment No. 2 is being filed to restate each of (i) the audited financial statements of Almata as of December 31, 2023 and for the period from April 28, 2023 (date of inception) to December 31, 2023, and (ii) the unaudited pro forma combined financial information of Almata and Avalo for the three months ended March 31, 2024 and for the year ended December 31, 2023 (collectively, the “Relevant Periods”). The financial information that has been previously filed or otherwise reported for the Relevant Periods is superseded by the information in this Amendment No. 2, incorporated herein under Item 9.01.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Almata as of December 31, 2023 and for the period from April 28, 2023 (date of inception) to December 31, 2023 and the related notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information, which includes pro forma condensed combined statements of operations for the year ended December 31, 2023 and the three months ended March 31, 2024 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)    Exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Almata as of December 31, 2023 and for the period from April 28, 2023 (date of inception) to December 31, 2023.

99.2	Unaudited pro forma combined financial information of Almata and Avalo for the three months ended March 31, 2024 and for the year ended December 31, 2023.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: June 24, 2024	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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